UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2005

                        THE DUN & BRADSTREET CORPORATION
             (Exact name of registrant as specified in its charter)

               DELAWARE                   1-15967             22-3725387
     (State or other jurisdiction       (Commission        (I.R.S. Employer
           of incorporation)           File Number)      Identification No.)

              103 JFK Parkway, Short
                    Hills, NJ                          07078
              (Address of principal                  (Zip Code)
                executive offices)

       Registrant's telephone number, including area code: (973) 921-5500

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On February 24, 2005, the Compensation and Benefits Committee (the "Committee") of the Board of Directors of The Dun & Bradstreet Corporation ("we" or the "Company") took a number of actions in furtherance of the Company's Executive Compensation Program. This program is designed to:

            - Attract, motivate and retain top leadership by providing a total compensation opportunity that is competitive with the Company's market for executive talent;

            - Ensure a strong relationship between pay and Company performance and alignment of executive and shareholder interests; and

            - Reinforce behaviors that are consistent with the Company's strategy to build a "Winning Culture" and achieve its customer-focused aspiration to be the most trusted source of business insight so our customers can decide with confidence.

        By achieving these objectives the Committee believes that this program will support the execution of the Company's Blueprint for Growth strategy and, in that way, create shareholder value.

        The actions taken by the Committee on February 24, 2005 include:

        Equity Awards to Executive Officers. The Committee approved awards of restricted stock, restricted stock units, and stock options to executive officers and other senior leaders of the Company. These awards were made pursuant to the 2000 Dun & Bradstreet Corporation Stock Incentive Plan (the "2000 Plan"). The awards of restricted stock and restricted stock units were made relative to the maximum performance-based restricted stock opportunity established in and for 2004. Such awards were based on results against annual performance goals for that year. The form of agreement for each of those awards is attached as Exhibits 10.1 through 10.3 to this Form 8-K and is incorporated herein by reference.

        2005 Annual Cash Bonus Plan. The Committee approved the annual cash bonus plan for 2005, which is awarded under the D&B Covered Employee Cash Incentive Plan (the "CIP"), as approved by shareholders in 2001. The Plan is intended to provide incentives to certain team members, including executive officers, in the form of cash bonus payments. Payments are based on performance against predetermined annual measures that were set by the Committee after a detailed review by the Board of Directors of the Company's 2005 business plan.

        The Company's executive officers were designated by the Committee as participants in the CIP. Under the CIP, the Committee established a maximum annual cash bonus opportunity of eight-tenths of one percent of the Company's 2005 earnings before taxes for the Chief Executive Officer and five-tenths of one percent of the Company's 2005 earnings before taxes for each of the other designated executive officers of the Company. Actual annual cash bonus payouts to the Chief Executive Officer and other designated executive officers of the Company may be less than these maximums.

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        In determining whether to award the maximum annual cash bonus generated by the pre-tax earnings formula, the Committee will also consider performance against four measures or goals weighted as follows: 40% to Company-wide core revenue growth; 30% to growth in earnings per share ("EPS") and operating income; 20% to the Company's customer goal; and 10% to employee satisfaction (an index measured by the Company's Winning Culture Survey, which gauges employee perspectives in a number of important dimensions such as leadership, strategy and work environment).

        A target level of performance has been established for each performance goal, which will result in a full bonus payout being earned if the target for the measure is achieved. Achievement below the target will result in a smaller or no bonus payout for that measure and achievement above the target will yield a larger bonus payout. In addition, the Committee will make a qualitative assessment of goal achievement to determine the bonus payment against each performance measure.

        As another important step in determining cash bonus payments, performance will also be reviewed against the criteria established by the Company's Scorecard for 2005 that was approved by the Committee. The Company Scorecard is based on three performance criteria: first, Company-wide 2005 core revenue growth; second, 2005 growth in EPS; and third, a principles-based assessment by the Committee of the Company's overall performance. Upon review of performance against these criteria, the Committee will set the size of the total bonus pool to ensure alignment with overall Company results.

        Payouts to individual executive officers and other team members are subject to a discretionary adjustment of +/-20%. The Committee will consider this and all other discretionary adjustments with input from the CEO. Such adjustments will be limited and will be based on exceptional cases where an individual's performance positively or negatively impacts Company performance. In no instance will such adjustments exceed the total bonus pool set by the Committee.

        2005 Performance-based Restricted Stock Opportunity. The performance goals detailed above in the annual cash bonus plan (i.e., core revenue growth, EPS and operating income growth, customer goal and employee satisfaction) are the same goals that the Committee will use to determine grants of restricted stock relative to the 2005 performance-based restricted stock opportunity and pursuant to the 2000 Plan.

        Non-employee Director Stock Option Grant. On February 25, 2005, the Board of Directors of the Company, upon the recommendation of the Committee, approved the award of stock options to the non-employee Directors of the Company pursuant to the 2000 Dun & Bradstreet Corporation Non-employee Directors' Stock Incentive Plan (the "2000 Non-employee Directors' Plan"). These awards represent an important element of the Director pay program. This program is designed to:

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            -   Enable the Company to attract and retain top Directors by
                offering a program that is competitive in the marketplace; and

            - Align the interests of Directors with those of shareholders through an appropriately balanced equity compensation program consisting of stock options and restricted stock units.

        The form of agreement for the award of stock options is attached as
Exhibit 10.4 to this Form 8-K and is incorporated herein by reference. The form of agreement for the award of restricted stock units that had been previously approved by the Board is attached as Exhibit 10.5 to this Form 8-K and is incorporated herein by reference. Restricted stock units are part of the Directors' annual retainer and such awards are made in March and July of each year.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

        On February 25, 2005, Michael Winkler was appointed to serve on the Company's Board of Directors. The appointment of Mr. Winkler will become effective on March 17, 2005. There is no arrangement or understanding pursuant to which Mr. Winkler was selected as a director. The Board of Directors has determined that Mr. Winkler will be a member of the Board Affairs Committee of the Board of Directors. The Board of Directors has determined that Mr. Winkler is an "independent director," as such term is defined under New York Stock Exchange listing standards. A copy of the February 25, 2005 press release announcing Mr. Winkler's appointment is attached as Exhibit 99.1 to this Form 8-K.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits

        EXHIBIT                           DESCRIPTION
        -------  -------------------------------------------------------------

        10.1     Form of Restricted Stock Award Agreement under the 2000 Plan.

        10.2     Form of Stock Option Award Agreement under the 2000 Plan.

        10.3     Form of Restricted Stock Unit Award Agreement under the 2000
                 Plan.

        10.4 Form of Stock Option Award Agreement under the 2000 Non-employee Directors' Plan.

        10.5 Form of Restricted Stock Unit Award Agreement under the 2000 Non-employee Directors' Plan.

        99.1 Press Release of The Dun & Bradstreet Corporation, dated February 25, 2005.

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                The Dun & Bradstreet Corporation

                                                By: /s/David J. Lewinter
                                                    ----------------------------
                                                    David J. Lewinter
                                                    General Counsel & Corporate
                                                    Secretary

Date:  March 2, 2005

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                                  EXHIBIT INDEX

EXHIBIT                                DESCRIPTION
-------   ----------------------------------------------------------------------
10.1      Form of Restricted Stock Award Agreement under the 2000 Plan.

10.2      Form of Stock Option Award Agreement under the 2000 Plan.

10.3      Form of Restricted Stock Unit Award Agreement under the 2000 Plan.

10.4 Form of Stock Option Award Agreement under the 2000 Non-employee Directors' Plan.

10.5 Form of Restricted Stock Unit Award Agreement under the 2000 Non-employee Directors' Plan.

99.1      Press Release of The Dun & Bradstreet Corporation, dated February 25,
          2005.

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